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EXHIBIT 10.1
PROMISSORY NOTE

Amount $150,000.00                   Baton Rouge, Louisiana
September 29, 2000

     This note replaces the original promissory note dated April 5, 2000.

     For value received, I, WE, or EITHER OF US, in solido, promise to pay to the order of RANDAL A. GOMEZ the sum of ONE HUNDRED FIFTY THOUSAND ($150,000.00) DOLLARS and borrowers will repay lender NINETY THOUSAND (90,000) SHARES OF STOCK IN SHADOWS BEND DEVELOPMENT, INC., a Nevada corporation. This note will be payable to American Fidelity Mortgage, Baton Rouge, Louisiana. Due date shall be on or before October 31, 2000.

     In the event that the closing of the Nevada company does not occur prior to the due date of the note, I, WE or EITHER OF US, agree to pay a floating interest rate plus 1% per annum on the note with a three year balloon.

     Shadows Bend Development, Inc., reserves the right to pre-pay all or part of this obligation without penalty.

     In the event of Default of payment in full by October 31, 2000; at the option of the holder hereof, without notice of default, mature the entire Obligation. In the event this note is placed in the hands of an attorney, for collection the endorsers of this note agree to pay all cost incurred with the enforcement and collection of this agreement.

/s/ Michael W. Sciacchetano             /s/ Randal Gomez
Michael W. Sciacchetano                     Randal Gomez
(Individually)

Shadows Bend Development, Inc.
By: /s/ Michael W. Sciacchetano
President/CEO

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EXTENSION OF PROMISSORY NOTE

As per our conversation, I, Randal A. Gomez (pledgor), hereby agree to extend the original promissory note for $150,000.00 dated April 5, 2000 until October 31, 2000.

/s/ Randal A. Gomez              /s/ Michael W. Sciacchetano
    Randal A. Gomez, Pledgor         Michael W. Sciacchetano

    9/27/2000                        9/27/2000

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EXTENSION OF PROMISSORY NOTE

American Fidelity
10854 Dardale Avenue
Baton Rouge, Louisiana 70821

Mike Sciacchetano
Shadows Bend Development, Inc.
17050 Medical Center Drive
Suite 314
Baton Rouge, Louisiana 70816

RE:  Extension of Promissory Note Dated 10/31/2000

As per our conversation, I, Randal Gomez hereby do agree to extend the original promissory note for $150,000.00 dated 4/15/2000 until January 01, 2003.

/s/ Randal Gomez              /s/ Michael Sciacchetano
    Randal Gomez, Pledgor         Michael Sciacchetano, President

    11/01/2000                    11/01/2000